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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


      Date of Report (Date of earliest event reported) September 25, 2002

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement, dated as of September 1, 2002, providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS6)


                    Residential Asset Securities Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                333-76376               51-0362653
--------                                ---------               ----------
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
Incorporation)                           Number)           Identification No.)

8400 Normandale Lake Blvd.                                   55437
                                                            -----
Suite 250                                                  (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


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Item 5. Other Events.
        ------------

     The consolidated financial statements of Mortgage Guaranty Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the years in the three year period ended December 31, 2001 are included in the Prospectus Supplement dated September 25, 2002.

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:



               Item 601 (a) of
               Regulation S-K
Exhibit No.    Exhibit No.        Description

1              23          Consent of PricewaterhouseCoopers LLP, independent
                           accountants of Mortgage Guaranty Insurance
                           Corporation and Subsidiaries with respect to the Residential Asset Securities Corporation, Home Equity
                           Mortgage Asset-Backed Pass-Through Certificates,
                           Series 2002-KS6

                                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RESIDENTIAL ASSET SECURITIES
                                            CORPORATION


                                            By:    /s/ Benita Bjorgo
                                            Name:  Benita Bjorgo
                                            Title: Vice President




Dated: September 25, 2002

                                         EXHIBIT INDEX


              Item 601(a) of                                   Sequentially
Exhibit       Regulation S-K                                   Numbered
Number        Exhibit No.              Description             Page
------        -----------              -----------             ----
1             23                       Accountant's
                                       Consent

                                           EXHIBIT 1

                              CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Prospectus Supplement dated September 25, 2002 of Residential Asset Securities Corporation of our report dated January 9, 2002 relating to the financial statements of Mortgage Guaranty Insurance Corporation and Subsidiaries, which appears in such Prospectus Supplement.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
September 25, 2002


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